ADVISORS DISCIPLINED TRUST 1751

                          SUPPLEMENT TO THE PROSPECTUS

     The Dow Chemical Company (NYSE: DOW) has merged with E. I. du Pont de Nemours and Company (NYSE: DD) to form DowDuPont Inc. (NYSE: DWDP). Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolios for the American Renaissance Portfolio, Series 2017-2 - A Cyrus J. Lawrence LLC ("CJL") Portfolio and the Global Basic Materials Portfolio, Series 2017-2 now include shares of DowDuPont Inc. and will no longer include shares of The Dow Chemical Company. Based on publicly available information from DowDuPont Inc., it currently anticipates that within 18 months, it will separate and spin-off as their own legal entities its three divisions (Agriculture, Materials Science and Specialty Products), subject to approval by the board of directors and any regulatory approvals.

     Supplement Dated: September 1, 2017










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